UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 30, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

On August 30, 2010 (the “Grant Date”), and pursuant to the Gentor Resources 2010 Performance and Equity Incentive Plan (the “Plan”), Gentor Resources, Inc. (the “Company”) issued 650,000 non-qualified stock options (the “Subject Employee Non-Qualified Stock Options”) to various employees (collectively, the “Employees”) of the Company.  The terms of the Subject Employee Non-Qualified Stock Options granted to the Employees provide that, with respect to each holder thereof: (i) the holder thereof is entitled to purchase one (1) share of the $0.0001 par value common stock of the Company (the “Common Stock”) at a purchase price of seventy five cent (US$0.75) per share of Common Stock at any time within five (5) years of the Grant Date and (ii) the Subject Employee Non-Qualified Stock Options granted to each such holder vests at a rate of twenty five percent (25%) on each six (6) month anniversary of the Grant Date.  Neither the Subject Employee Non-Qualified Stock Options, the Common Stock underlying the Subject Employee Non-Qualified Stock Options nor the sale thereof  have be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Subject Employee Non-Qualified Stock Options so issued pursuant to Section 4(2) of the Securities Act (as no public offering was involved).  The Company believes that the Employees have the knowledge and experience in financial matters such that the Employees are capable of evaluating the merits and risks of the acquisition of the Subject Employee Non-Qualified Stock Options.  All certificates representing the Subject Employee Non-Qualified Stock Options issued pursuant to the foregoing bear an appropriate legend restricting the transfer of such same, except in accordance with the Securities Act. The form of the agreement granting the Subject Employee Non-Qualified Stock Options to the Employees is filed herewith as Exhibit 10.1.

Also, on the Grant Date, and pursuant to the Plan, the Company issued 75,000 non-qualified stock options (the “Subject Consultant Non-Qualified Stock Options”) to various consultants (collectively, the “Consultants”) of the Company.  The terms of the Subject Consultant Non-Qualified Stock Options granted to the Consultants provide that, with respect to each holder thereof: (i) the holder thereof is entitled to purchase one (1) share of Common Stock at a purchase price of seventy five cent (US$0.75) per share of Common Stock at any time within five (5) years of the Grant Date and (ii) the Subject Consultant Non-Qualified Stock Options granted to each such holder vests at a rate of twenty five percent (25%) on each six (6) month anniversary of the Grant Date.  Neither the Subject Consultant Non-Qualified Stock Options, the Common Stock underlying the Subject Consultant Non-Qualified Stock Options nor the sale thereof  have be registered under the Securities Act and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Subject Consultant Non-Qualified Stock Options so issued pursuant to Section 4(2) of the Securities Act (as no public offering was involved).  The Company believes that the Consultants have the knowledge and experience in financial matters such that the Consultants are capable of evaluating the merits and risks of the acquisition of the Subject Consultant Non-Qualified Stock Options.  All certificates representing the Subject Consultant Non-Qualified Stock Options issued pursuant to the foregoing bear an appropriate legend restricting the transfer of such same, except in accordance with the Securities Act. The form of the agreement granting the Subject Consultant Non-Qualified Stock Options to the Consultants is filed herewith as Exhibit 10.2

Section 8 - Other Events

Item 8.01 Other Events

Effective as of August 26, 2010, the Company dismissed Pacific Stock Transfer Company as transfer agent for the Common Stock of the Company. The Company’s decision to terminate the services of Pacific Stock Transfer Company did not arise from any disagreement with Pacific Stock Transfer Company.

In light of the dismissal of Pacific Stock Transfer Company, and also effective as of August 26, 2010, the Company engaged the services of Island Stock Transfer to serve as transfer agent for the Common Stock of the Company. The contact information for Island Stock Transfer is as follows:

Island Stock Transfer

100 Second Avenue South, Suite 705S

St. Petersburg, Florida 33701

Telephone: 727-289-0010

Facsimile: 727-289-0069

Website: http://www.islandstocktransfer.com

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

10.1

Form of Non-Qualified Stock Option Agreement granted to Employees of the Company

10.2

Form of Non-Qualified Stock Option Agreement granted to Consultants of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: September 3, 2010

Gentor Resources, Inc.

/s/ Peter Ruxton

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By: Peter Ruxton, President and Chief Executive Officer